Exhibit 99.1
For Immediate Release

Contacts:	Krista Bessinger	Bob Wynne
	Oracle Investor Relations	Oracle Corporate Communications
	+1.650.506.4073	+1.650.506.5834
	investor_us@oracle.com	bob.wynne@oracle.com
ORACLE REPORTS Q1 GAAP EPS UP 28% TO 16 CENTS, NON-GAAP EPS UP 27% TO 22 CENTS
Applications New License Revenues Up 65%, Database and Middleware New License Revenues Up 23%
     REDWOOD SHORES, Calif., Sept. 20, 2007 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2008 Q1 GAAP earnings per share were up 28% to $0.16, compared to the same quarter last year. First quarter total GAAP revenues were up 26% to $4.5 billion, while quarterly GAAP net income was up 25% to $840 million. Total GAAP software revenues were up 26% to $3.5 billion with GAAP new software license revenues up 35% to $1.1 billion. Database and middleware new license revenues were up 23% and applications new license revenues were up 65%. Services revenues were up 25% to $1.1 billion, compared to the same quarter last year.
     First quarter non-GAAP earnings per share were up 27% to $0.22, and non-GAAP net income was up 25% to $1.2 billion, compared to the same quarter last year.
     “We reported new software license revenues up 35%, the strongest growth of any quarter in ten years,” said Oracle President and CFO, Safra Catz, “and that software sales growth is translating nicely into EPS growth. We’ve now completed thirteen quarters of our five year EPS growth plan of 20% per year, and we are delivering earnings growth well ahead of that target.”
     “We continue to take applications market share from SAP,” said Oracle President, Charles Phillips. “In Q1 Oracle’s applications new license sales grew 65% compared to SAP’s new license sales growth rate of 18% in their most recently completed quarter. We like our growth strategy of expanding into high-end industry specific vertical software as opposed to SAP’s growth strategy of moving down market to sell software to small companies.”
     “Our Q1 database and middleware new license sales growth rate of 23% was the highest in seven years,” said CEO, Larry Ellison. “Oracle passed IBM to become the number one database company a long time ago. If we continue to grow our middleware software business at the same rate we grew it this quarter, Oracle will challenge IBM for the number one position in middleware by the end of this year.”
Q1 Earnings Announcement
Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PDT) / 5:00 p.m. (EDT). To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. Please hold down your control key while pressing refresh to ensure that the weblink is visible.
About Oracle
Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit http://www.oracle.com/investor or call Investor Relations at (650) 506-4073.
# # #
Trademarks
Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.
“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2)

We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing or acquired products. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of September 20, 2007. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

						% Increase
	Three Months Ended August 31,				% Increase	(Decrease)
		% of		% of	(Decrease)	in Constant
	2007	Revenues	2006	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$1,087	24%	$804	22%	35%	32%
Software license updates and product support	2,383	53%	1,941	54%	23%	19%

Software Revenues	3,470	77%	2,745	76%	26%	23%

Services	1,059	23%	846	24%	25%	21%

Total Revenues	4,529	100%	3,591	100%	26%	22%

OPERATING EXPENSES
Sales and marketing	974	22%	750	21%	30%	26%
Software license updates and product support	228	5%	200	6%	14%	10%
Cost of services	931	21%	780	22%	19%	15%
Research and development	652	14%	506	14%	29%	26%
General and administrative	195	4%	157	4%	24%	20%
Amortization of intangible assets	285	6%	198	6%	44%	44%
Acquisition related	47	1%	48	1%	(3%)	(3%)
Restructuring	—	0%	9	0%	(100%)	(100%)

Total Operating Expenses	3,312	73%	2,648	74%	25%	21%

OPERATING INCOME	1,217	27%	943	26%	29%	24%
Interest expense	(94)	(2%)	(83)	(2%)	12%	12%
Non-operating income, net	77	2%	102	3%	(24%)	(26%)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,200	27%	962	27%	25%	20%

Provision for income taxes	360	8%	292	8%	23%	23%

NET INCOME	$840	19%	$670	19%	25%	19%

EARNINGS PER SHARE:
Basic	$0.16		$0.13		28%
Diluted	$0.16		$0.13		28%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,110		5,217		(2%)
Diluted	5,217		5,307		(2%)

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2007, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended August 31, 2007 compared with the corresponding prior year period, contributing 4 percentage points of revenue, 4 percentage points of operating expense and 5 percentage points of operating income growth.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in millions, except per share data)

							% Increase (Decrease)
	Three Months Ended August 31,						in US $
	2007		2007	2006		2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (2)	$4,529	$64	$4,593	$3,591	$70	$3,661	26%	25%

TOTAL SOFTWARE REVENUES (2)	$3,470	$64	$3,534	$2,745	$70	$2,815	26%	26%
New software licenses	1,087	—	1,087	804	—	804	35%	35%
Software license updates and product support (2)	2,383	64	2,447	1,941	70	2,011	23%	22%

TOTAL OPERATING EXPENSES	$3,312	$(401)	$2,911	$2,648	$(305)	$2,343	25%	24%
Stock-based compensation (3)	69	(69)	—	50	(50)	—	36%
Amortization of intangible assets (4)	285	(285)	—	198	(198)	—	44%
Acquisition related	47	(47)	—	48	(48)	—	(3%)
Restructuring	—	—	—	9	(9)	—	(100%)

OPERATING INCOME	$1,217	$465	$1,682	$943	$375	$1,318	29%	28%

OPERATING MARGIN %	27%		37%	26%		36%	1%	1%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$360	$140	$500	$292	$114	$406	23%	23%

NET INCOME	$840	$325	$1,165	$670	$261	$931	25%	25%

DILUTED EARNINGS PER SHARE (6)	$0.16		$0.22	$0.13		$0.18	28%	27%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,217	3	5,220	5,307	7	5,314	(2%)	(2%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	As of August 31, 2007, approximately $76 million in estimated revenues related to assumed support contracts will not be recognized in fiscal 2008 due to business combination accounting rules.

(3)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	August 31, 2007			August 31, 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$13	$(13)	$—	$10	$(10)	$—
Software license updates and product support	4	(4)	—	3	(3)	—
Cost of services	4	(4)	—	3	(3)	—
Research and development	28	(28)	—	22	(22)	—
General and administrative	20	(20)	—	12	(12)	—

Subtotal	69	(69)	—	50	(50)	—

Acquisition related	32	(32)	—	—	—	—

Total stock-based compensation	$101	$(101)	$—	$50	$(50)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of August 31, 2007 is as follows:
Remainder of Fiscal 2008	$871
2009	1,147
2010	1,021
2011	794
2012	656
2013	506
Thereafter	940

Total	$5,935

(5)	The income tax provision was calculated reflecting an effective tax rate of 30.0% and 30.4% in the first quarter of fiscal 2008 and 2007, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average common shares outstanding were calculated excluding the effects of adopting Statement 123R.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	August 31,	May 31,
	2007	2007

ASSETS

Current Assets:
Cash and cash equivalents	$6,455	$6,218
Marketable securities	1,288	802
Trade receivables, net	2,735	4,074
Deferred tax assets	981	968
Other current assets	714	821

Total Current Assets	12,173	12,883

Non-Current Assets:
Property, net	1,633	1,603
Intangible assets, net	5,935	5,964
Goodwill	13,544	13,479
Deferred tax assets	385	48
Other assets	645	595

Total Non-Current Assets	22,142	21,689

TOTAL ASSETS	$34,315	$34,572

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$2	$1,358
Accounts payable	298	315
Income taxes payable	—	1,237
Accrued compensation and related benefits	1,090	1,349
Accrued restructuring	188	201
Deferred revenues	4,121	3,492
Other current liabilities	1,098	1,435

Total Current Liabilities	6,797	9,387

Non-Current Liabilities:
Long-term debt	6,236	6,235
Income taxes payable	1,291	—
Deferred tax liabilities	1,121	1,121
Accrued restructuring	251	258
Deferred revenues	270	93
Minority interests	308	316
Other long-term liabilities	256	243

Total Non-Current Liabilities	9,733	8,266

Stockholders’ Equity	17,785	16,919

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,315	$34,572

ORACLE CORPORATION
Q1 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three Months Ended August 31,
	2007	2006

Cash Flows From Operating Activities:
Net income	$840	$670
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	67	59
Amortization of intangible assets	285	198
Deferred income taxes	24	(6)
Minority interests in income	12	12
Stock-based compensation	101	50
Tax benefit on the exercise of stock options	129	49
Excess tax benefits from stock-based compensation	(82)	(30)
In-process research and development	7	43
Net investment gains and earnings related to equity investments	—	(15)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	1,381	1,040
Decrease in prepaid expenses and other assets	161	86
Decrease in accounts payable and other liabilities	(679)	(900)
Decrease in income taxes payable	(301)	(6)
Increase in deferred revenues	756	373

Net cash provided by operating activities	2,701	1,623

Cash Flows From Investing Activities:
Purchases of marketable securities and investments	(896)	(2,430)
Proceeds from maturities and sales of marketable securities and investments	561	642
Acquisitions, net of cash acquired	(546)	(225)
Capital expenditures	(87)	(49)

Net cash used for investing activities	(968)	(2,062)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(530)	(936)
Proceeds from issuance of common stock	317	162
Payments of debt	(1,361)	(7)
Excess tax benefits from stock-based compensation	82	30
Distributions to minority interests	(28)	(25)

Net cash used for financing activities	(1,520)	(776)

Effect of exchange rate changes on cash and cash equivalents	24	2

Net increase (decrease) in cash and cash equivalents	237	(1,213)

Cash and cash equivalents at beginning of period	6,218	6,659

Cash and cash equivalents at end of period	$6,455	$5,446

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
FREE CASH FLOW — TRAILING 4-QUARTERS (1)
($ in millions)

	Fiscal 2007				Fiscal 2008
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$4,706	$4,651	$4,984	$5,520	$6,598

Capital Expenditures (2)	(233)	(256)	(258)	(319)	(357)

Free Cash Flow	$4,473	$4,395	$4,726	$5,201	$6,241

% Growth over prior year	32%	32%	29%	21%	40%

GAAP Net Income	$3,532	$3,702	$3,970	$4,274	$4,444

Free Cash Flow as a % of Net Income	127%	119%	119%	122%	140%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)
(in millions, except headcount data)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$804	$1,207	$1,390	$2,481	$5,882	$1,087				$1,087
Software license updates and product support	1,941	2,007	2,108	2,272	8,329	2,383				2,383

Software Revenues	2,745	3,214	3,498	4,753	14,211	3,470				3,470

Consulting	640	716	694	819	2,869	801				801
On Demand	125	140	142	151	557	158				158
Education	81	93	80	105	359	100				100

Services Revenues	846	949	916	1,075	3,785	1,059				1,059

Total Revenues	$3,591	$4,163	$4,414	$5,828	$17,996	$4,529				$4,529

AS REPORTED REVENUE GROWTH RATES
New software licenses	28%	14%	27%	17%	20%	35%				35%
Software license updates and product support	29%	29%	24%	21%	25%	23%				23%
Software Revenues	29%	23%	25%	19%	23%	26%				26%

Consulting	33%	42%	38%	30%	35%	25%				25%
On Demand	49%	61%	48%	16%	40%	27%				27%
Education	13%	14%	8%	10%	11%	24%				24%
Services Revenues	33%	41%	36%	26%	33%	25%				25%

Total Revenues	30%	26%	27%	20%	25%	26%				26%

CONSTANT CURRENCY GROWTH RATES
New software licenses	26%	10%	23%	13%	17%	32%				32%
Software license updates and product support	27%	25%	20%	17%	22%	19%				19%
Software Revenues	27%	19%	21%	15%	20%	23%				23%

Consulting	31%	37%	34%	24%	31%	20%				20%
On Demand	47%	56%	43%	12%	37%	23%				23%
Education	11%	11%	4%	6%	8%	20%				20%
Services Revenues	31%	36%	32%	20%	29%	21%				21%

Total Revenues	28%	23%	23%	16%	22%	22%				22%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,956	$2,170	$2,315	$3,018	$9,460	$2,375				$2,375
Europe, Middle East & Africa	1,140	1,422	1,484	1,992	6,037	1,530				1,530
Asia Pacific	495	571	615	818	2,499	624				624

Total Revenues	$3,591	$4,163	$4,414	$5,828	$17,996	$4,529				$4,529

HEADCOUNT (2)

GEOGRAPHIC AREA
Americas	26,798	27,444	27,874	29,830		30,455
Europe, Middle East & Africa	14,199	14,640	14,758	15,680		15,985
Asia Pacific	24,129	26,350	27,850	29,164		31,212

Total Company	65,126	68,434	70,481	74,674		77,652

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to our acquisitions.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$228	$340	$423	$726	$1,716	$376				$376
Software license updates and product support	703	728	769	832	3,032	886				886

Software Revenues	$931	$1,068	$1,192	$1,558	$4,748	$1,262				$1,262

AS REPORTED GROWTH RATES
New software licenses	80%	28%	57%	13%	32%	65%				65%
Software license updates and product support	51%	45%	27%	23%	35%	26%				26%
Software Revenues	57%	39%	36%	18%	34%	36%				36%

CONSTANT CURRENCY GROWTH RATES
New software licenses	78%	25%	52%	10%	29%	61%				61%
Software license updates and product support	49%	41%	23%	19%	32%	22%				22%
Software Revenues	55%	35%	32%	15%	31%	32%				32%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$576	$867	$967	$1,755	$4,166	$711				$711
Software license updates and product support	1,238	1,279	1,339	1,440	5,297	1,497				1,497

Software Revenues	$1,814	$2,146	$2,306	$3,195	$9,463	$2,208				$2,208

AS REPORTED GROWTH RATES
New software licenses	15%	9%	17%	18%	16%	23%				23%
Software license updates and product support	19%	21%	22%	20%	21%	21%				21%
Software Revenues	18%	16%	20%	19%	18%	22%				22%

CONSTANT CURRENCY GROWTH RATES
New software licenses	13%	5%	13%	15%	12%	20%				20%
Software license updates and product support	18%	18%	19%	17%	18%	17%				17%
Software Revenues	16%	13%	16%	16%	15%	18%				18%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q1 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)
($ in millions)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$232	$333	$383	$795	$1,743	$286				$286
Applications	126	195	250	415	986	199				199

New Software License Revenues	$358	$528	$633	$1,210	$2,729	$485				$485

AS REPORTED GROWTH RATES

Database & Middleware	19%	2%	15%	20%	15%	23%				23%
Applications	69%	19%	69%	5%	26%	58%				58%
New Software License Revenues	33%	8%	31%	14%	19%	35%				35%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	18%	2%	15%	19%	14%	22%				22%
Applications	69%	19%	69%	4%	26%	57%				57%
New Software License Revenues	32%	7%	31%	13%	18%	34%				34%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$184	$341	$363	$619	$1,507	$253				$253
Applications	69	101	124	224	518	123				123

New Software License Revenues	$253	$442	$487	$843	$2,025	$376				$376

AS REPORTED GROWTH RATES
Database & Middleware	12%	21%	15%	20%	18%	38%				38%
Applications	83%	35%	29%	42%	42%	77%				77%
New Software License Revenues	25%	24%	18%	25%	23%	49%				49%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	8%	11%	6%	12%	10%	30%				30%
Applications	78%	25%	19%	34%	33%	69%				69%
New Software License Revenues	21%	14%	9%	18%	15%	41%				41%

ASIA PACIFIC

Database & Middleware	$149	$185	$213	$322	$869	$155				$155
Applications	33	44	49	87	212	54				54

New Software License Revenues	$182	$229	$262	$409	$1,081	$209				$209

AS REPORTED GROWTH RATES

Database & Middleware	12%	5%	26%	10%	13%	4%				4%
Applications	126%	58%	89%	(1%)	36%	67%				67%
New Software License Revenues	23%	12%	34%	8%	17%	15%				15%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	13%	2%	24%	7%	11%	1%				1%
Applications	124%	53%	83%	(4%)	33%	60%				60%
New Software License Revenues	24%	9%	32%	5%	15%	12%				12%

TOTAL COMPANY

Database & Middleware	$565	$859	$959	$1,736	$4,119	$694				$694
Applications	228	340	423	726	1,716	376				376

New Software License Revenues (2)	$793	$1,199	$1,382	$2,462	$5,835	$1,070				$1,070

AS REPORTED GROWTH RATES
Database & Middleware	15%	9%	17%	18%	15%	23%				23%
Applications	80%	28%	57%	13%	32%	65%				65%
New Software License Revenues	28%	14%	27%	17%	20%	35%				35%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	13%	5%	13%	14%	12%	19%				19%
Applications	78%	25%	52%	10%	29%	61%				61%
New Software License Revenues	27%	10%	23%	13%	16%	31%				31%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A
ORACLE CORPORATION
Q1 FISCAL 2008 FINANCIAL RESULTS
EXPLANATION OF NON-GAAP MEASURES
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
•    Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to our acquisitions do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.
•    Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
•    Amortization of intangible assets expenses: We have excluded the effect of amortization of intangibles from our non-GAAP operating expenses and net income. Amortization of intangible assets expense is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization expenses will recur in future periods.
•    Acquisition related charges and restructuring expenses: We incurred significant expenses in connection with acquisitions, which we would not have otherwise incurred in the periods presented. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above) and personnel related expenses for transitional employees. Stock-based compensation expenses included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring expenses consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these expenses in connection with future acquisitions.